UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2012

Talon Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-32626	32-0064979
(Commission File Number)	(IRS Employer Identification No.)

400 Oyster Point Blvd., Suite 200

South San Francisco, CA 94080

(Address of principal executive offices and Zip Code)

(650) 588-6404

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 2, 2013, the Board of Directors (the “Board”) of Talon Therapeutics, Inc. (the “Company”) appointed Elizabeth H. Weatherman as a director of the Company.  As a non-employee director of the Company, Ms. Weatherman will receive the standard compensation applicable to the Company's non-employee directors, the terms of which are described in the Company's Annual Report on Form 10-K for the year ended December 31, 2011, including Exhibit 10.4 to such report.  A copy of the press release issued January 4, 2013, announcing Ms. Weatherman's appointment to the Board is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Ms. Weatherman, age 52, is a General Partner of Warburg Pincus & Co., a Managing Director of Warburg Pincus LLC and a member of the firm's Executive Management Group. Ms. Weatherman joined Warburg Pincus in 1988 and is currently responsible for the firm's U.S. healthcare investment activities. Ms. Weatherman currently serves on the board of directors of Tornier, Inc., Bausch + Lomb Incorporated and several other privately held companies. During the past five years, Ms. Weatherman previously served on the board of directors of ev3 Inc. and Kyphon, Inc. Ms. Weatherman earned a Master of Business Administration from the Stanford Graduate School of Business and a Bachelor of Arts from Mount Holyoke College. There are no family relationships between Ms. Weatherman and any other member of the Board or any executive officer of the Company.

Jonathan S. Leff submitted his resignation from the Board on December 28, 2012, effective as of December 31, 2012.

As previously disclosed in the Company's Current Report on Form 8-K filed on June 11, 2010, pursuant to the terms of the Investment Agreement dated June 7, 2010, entered into among the Company and Warburg Pincus Private Equity X, L.P. and Warburg Pincus X Partners, L.P. (together, “Warburg Pincus”), Warburg Pincus has the right to designate five of nine members of the Board. As also previously disclosed in such report and in the Company's Current Reports on Form 8-K filed on August 5, 2010, December 19, 2011, and April 24, 2012, Warburg Pincus previously designated Cecilia Gonzalo, Howard H. Pien, Robert J. Spiegel, and Mr. Leff for appointment. Following the appointment of Ms. Weatherman, who was designated for appointment by Warburg Pincus, and the resignation of Mr. Leff, Warburg Pincus has the right to designate one additional person for appointment to the Board.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Talon Therapeutics, Inc. press release dated January 4, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Talon Therapeutics, Inc.

Date: January 4, 2013	By:	/s/ Craig W. Carlson
Craig W. Carlson Sr. Vice President, Chief Financial Officer

INDEX TO EXHIBITS FILED WITH THIS REPORT

Exhibit No.	Description
99.1	Talon Therapeutics, Inc. press release dated January 4, 2013.